UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2004

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2004-A

(Issuer with respect to the Notes)

Delaware

(State or other jurisdiction of incorporation)

333-100621-03

(Commission File Number)

52-2184798

(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

World Omni Auto Receivables Trust 2004-A

Monthly Servicer Certificate

July 31, 2004

Aggregate Note Amount	Aggregate Note Amount

Original	840,000,000.00

Principal distributable amount	30,696,509.04
Negative Carry Distributable Amount	337,264.21

Actual Note Balance @ 7/31/04	808,966,226.75

Note Amount	Class A-1 Note Amount

Original	178,000,000.00

Principal distributable amount	30,696,509.04
Negative Carry Distributable Amount	337,264.21

Actual Note Balance @ 7/31/04	146,966,226.75

Note Amount	Class A-2 Note Amount

Original	232,000,000.00
Principal distributable amount	—

Actual Note Balance @ 7/31/04	232,000,000.00

Note Amount	Class A-3 Note Amount

Original	212,000,000.00

Principal distributable amount	—
Actual Note Balance @ 7/31/04	212,000,000.00

Note Amount	Class A-4 Note Amount

Original	181,900,000.00

Principal distributable amount	—
Actual Note Balance @ 7/31/04	181,900,000.00

Note Amount	Class B Note Amount

Original	36,100,000.00

Principal distributable amount	0.00
Actual Note Balance @ 7/31/04	36,100,000.00

Distributable Amounts	Total

Interest Distributable Amount	2,317,417.40
Principal Distributable Amount	30,696,509.04

Negative Carry Distributable Amount		337,264.21

Total		33,351,190.65

Distributable Amounts		Class A-1

Interest Distributable Amount		289,651.73
Principal Distributable Amount		30,696,509.04
Negative Carry Distributable Amount		337,264.21

Total		31,323,424.98

Distributable Amounts		Class A-2

Interest Distributable Amount		565,306.67
Principal Distributable Amount		0.00

Total		565,306.67

Distributable Amounts		Class A-3

Interest Distributable Amount		658,731.11
Principal Distributable Amount		0.00

Total		658,731.11

Distributable Amounts		Class A-4

Interest Distributable Amount		680,306.00
Principal Distributable Amount		0.00

Total		680,306.00

Distributable Amounts		Class B

Interest Distributable Amount		123,421.89
Principal Distributable Amount		0.00

Total		123,421.89

Note Factors		Series A-1	Series A-2
	7/31/2004	82.5652959%	100.0000000%

Note Factors		Series A-3	Series A-4
	7/31/2004	100.0000000%	100.0000000%

Note Factors		Series B
	7/31/2004	100.0000000%

Pool Data	$	#

Original Pool Balance	848,484,848.48	34,241
Pool Balance at 6/15/04	848,484,848.48	34,241
Principal Payments	27,623,025.18	784
Defaulted Receivables	0.00	0
Pool Balance at 7/31/04	820,861,823.30	33,457
Overcollateralization Target Amount	19,121,677.51
Recoveries	0.00

Weighted Average APR	7.33%
Weighted Average Remaining Term	59.77

Aggegate Net Losses	—
Average Net Loss Ratio	0.00%

Noteholders’ First Priority Principal Distributable Amount	0.00

Noteholders’ First Priority Principal Distributable Amount	0.00

Account Balances	Advance	Reserve Fund

Balance as of 6/15/04	0.00	0.00
Balance as of 7/31/04	33,115.63	11,576,973.29
Change	33,115.63	11,576,973.29

		Pre-Funding

Balance as of 6/15/04		0.00
Balance as of 7/31/04		232,502,515.32
Change		232,502,515.32

	Maximum Carry	Negative Carry

Balance as of 6/15/04	1,928,427.53	1,928,427.53
Projected Balance as of 7/31/04	1,121,844.75	1,459,108.96
Actual Balance as of 7/31/04	1,121,844.75	1,121,844.75
Change	(806,582.78)	(806,582.78)
Excess to be Distributed	337,264.21

Distribution per $1,000	Total

Distribution Amount	39.7037984

Interest Distribution Amount	2.7588302
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	36.5434631
Negative Carry Distributable Amount	0.4015050

Distribution per $1,000	Class A-1

Distribution Amount	175.9742976

Interest Distribution Amount	1.6272569
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	172.4522980
Negative Carry Distributable Amount	1.8947428

Distribution per $1,000	Class A-2

Distribution Amount	2.4366667

Interest Distribution Amount	2.4366667
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-3

Distribution Amount	3.1072222

Interest Distribution Amount	3.1072222
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4

Distribution Amount	3.7400000

Interest Distribution Amount	3.7400000
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B

Distribution Amount	3.4188889

Interest Distribution Amount	3.4188889
Interest Carryover Shortfall	0.0000000

Principal Distribution Amount	0.0000000

Servicing Fee	Total

Amount of Servicing Fee Paid	769,977.92
Total Unpaid	0.00

Delinquent Receivables	#	$

Past Due 31-60 days	177	2,708,210.98
Past Due 61-90 days	16	305,338.03
Past Due 91 + days	0	0.00
Total	193	3,013,549.01

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC
(Registrant)

Dated: September 29, 2004	By:	/s/ Victor A. De Jesus
Victor A. De Jesus, Vice President and
Chief Financial Officer
World Omni Financial Corp.
(Duly authorized Officer of the Servicer on behalf of the Trust)